Exhibit 99.2

EXECUTION COPY

THERMO FISHER SCIENTIFIC INC.

as Issuer

AND

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.,

as Trustee

SIXTH SUPPLEMENTAL INDENTURE

Dated as of December 11, 2013

$900,000,000 of 1.30% Senior Notes due 2017

and

$900,000,000 of 2.40% Senior Notes due 2019

and

$1,000,000,000 of 4.15% Senior Notes due 2024

and

$400,000,000 of 5.30% Senior Notes due 2044

THIS SIXTH SUPPLEMENTAL INDENTURE (the “Sixth Supplemental Indenture”) is dated as of December 11, 2013 between THERMO FISHER SCIENTIFIC INC., a Delaware corporation (the “Company”), and THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., a national banking association, as trustee (the “Trustee”).

RECITALS

WHEREAS, the Company and the Trustee executed and delivered an Indenture, dated as of November 20, 2009 (the “Base Indenture” and, as supplemented by this Sixth Supplemental Indenture, the “Indenture”), to provide for the issuance by the Company from time to time of unsubordinated debt securities evidencing its unsecured indebtedness.

WHEREAS, pursuant to a Board Resolution, the Company has authorized the issuance of $900,000,000 aggregate principal amount of 1.30% Senior Notes Due 2017 (the “2017 Notes”), $900,000,000 aggregate principal amount of 2.40% Senior Notes due 2019 (the “2019 Notes”), $1,000,000,000 aggregate principal amount of 4.15% Senior Notes due 2024 (the “2024 Notes”) and $400,000,000 aggregate principal amount of 5.30% Senior Notes due 2044 (the “2044 Notes” and, together with the 2017 Notes, the 2019 Notes and the 2024 Notes, the “Notes”).

WHEREAS, the entry into this Sixth Supplemental Indenture by the parties hereto is in all respects authorized by the provisions of the Base Indenture.

WHEREAS, the Company desires to enter into this Sixth Supplemental Indenture pursuant to Section 9.01 of the Base Indenture to establish the terms of the Notes in accordance with Section 2.01 of the Base Indenture and to establish the form of the Notes in accordance with Sections 2.01(a)(10) and 2.02 of the Base Indenture.

WHEREAS, all things necessary to make this Sixth Supplemental Indenture a valid and legally binding agreement according to its terms have been done.

NOW, THEREFORE, for and in consideration of the foregoing premises, the Company and the Trustee mutually covenant and agree for the equal and proportionate benefit of the respective holders from time to time of the Notes as follows:

ARTICLE I

Section 1.1 Terms of the Notes.

The following terms relate to the Notes:

(1) The 2017 Notes shall constitute a separate series of Notes having the title “1.30% Senior Notes due 2017”. The 2019 Notes shall constitute a separate series of Notes having the title “2.40% Senior Notes due 2019”. The 2024 Notes shall constitute a separate series of Notes having the title “4.15% Senior Notes due 2024”. The 2044 Notes shall constitute a separate series of Notes having the title “5.30% Senior Notes due 2044”.

(2) The aggregate principal amount of the 2017 Notes (the “Initial 2017 Notes”), the 2019 Notes (the “Initial 2019 Notes”), the 2024 Notes (the “Initial 2024 Notes”) and the 2044 Notes (the “Initial 2044 Notes” and, together with the Initial 2017 Notes, the Initial 2019 Notes and the Initial 2044 Notes, the “Initial Notes”) that may be initially authenticated and delivered under the Indenture shall be $900,000,000, $900,000,000, $1,000,000,000 and $400,000,000, respectively. The Company may from time to time, without the consent of the Holders of Notes, issue additional Notes (the “Additional Notes”) of a series having the same ranking and the same interest rate, maturity and other terms as the respective Initial Notes of such series. Any Additional Notes of a series and the respective Initial Notes shall each constitute a single series under the Indenture and all references to such series of Notes shall include both the Initial Notes and the Additional Notes of such series, unless the context otherwise requires. The aggregate principal amount of each series of Notes shall be unlimited.

(3) The entire Outstanding principal amount of the 2017 Notes, the 2019 Notes, the 2024 Notes and 2044 Notes shall be payable on February 1, 2017, February 1, 2019, February 1, 2024 and February 1, 2044, respectively.

(4) The rate at which the Notes shall bear interest shall be 1.30% per annum for the 2017 Notes, 2.40% per annum for the 2019 Notes, 4.15% per annum for the 2024 Notes and 5.30% per annum for the 2044 Notes. The date from which interest shall accrue on the Notes shall be the most recent Interest Payment Date to which interest has been paid or provided for or, if no interest has been paid, from December 11, 2013. The Interest Payment Dates for the Notes shall be February 1 and August 1 of each year, beginning August 1, 2014, until the principal is paid or made available for payment. Interest shall be payable on each Interest Payment Date to the holders of record at the close of business on the January 15 and July 15 prior to each Interest Payment Date (each, a “regular record date”). The basis upon which interest shall be calculated shall be that of a 360-day year consisting of twelve 30-day months.

(5) The Notes shall be issuable in whole in the form of one or more registered Global Securities, and the Depository for such Global Securities shall be The Depository Trust Company, New York, New York. The Notes shall be substantially in the form attached hereto as Exhibit A (2017 Notes), Exhibit B (2019 Notes), Exhibit C (2024 Notes) and Exhibit D (2044 Notes), the terms of which are herein incorporated by reference. The Notes shall be issuable in denominations of $2,000 or any integral multiple of $1,000 in excess thereof.

(6) The Notes may be redeemed at the option of the Company prior to the maturity date, as provided in Section 1.3 hereof, and must be redeemed, under certain circumstances, on the Special Mandatory Redemption Date, as provided in Section 1.3A hereof.

(7) The Notes will not have the benefit of any sinking fund.

(8) Except as provided herein, the holders of the Notes shall have no special rights in addition to those provided in the Base Indenture upon the occurrence of any particular events.

(9) The Notes will be general unsecured and unsubordinated obligations of the Company and will be ranked equally among themselves.

(10) The Notes are not convertible into shares of common stock or other securities of the Company.

(11) The restrictive covenant set forth in Section 1.4 hereof shall be applicable to the Notes.

Section 1.2 Additional Defined Terms.

As used herein, the following defined terms shall have the following meanings with respect to the Notes only:

“Below Investment Grade Rating Event” means the Notes are downgraded below Investment Grade Rating by any two of the Rating Agencies on any date during the period (the “Trigger Period”) commencing 60 days prior to the first public announcement by the Company of the occurrence of a Change of Control (or pending Change of Control) and ending 60 days following consummation of such Change of Control (which Trigger Period shall be extended so long as the rating of the Notes is under publicly announced consideration for possible downgrade by at least two of such Rating Agencies on such 60th day, such extension to last with respect to each such Rating Agency until the date on which such Rating Agency considering such possible downgrade either (x) rates the Notes below Investment Grade or (y) publicly announces that it is no longer considering the Notes for possible downgrade, provided that no such extension will occur if on such 60th day the Notes are rated Investment Grade by at least two of such Rating Agencies in question and are not subject to review for possible downgrade by such Rating Agencies).

“Change of Control” means the occurrence of any of the following: (1) direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the properties or assets of the Company and its subsidiaries taken as a whole to any “person” (as that term is used in Section 13(d)(3) of the Exchange Act) other than the Company or one of its direct or indirect wholly-owned subsidiaries; (2) the consummation of any transaction (including, without limitation, any merger or consolidation) as a result of which any “person” (as that term is used in Section 13(d)(3) of the Exchange Act) becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of more than 50% of the Company’s outstanding Voting Stock or other Voting Stock into which the Company’s Voting Stock is reclassified, consolidated, exchanged or changed, measured by voting power rather than number of shares; (3) the Company consolidates with, or merges with or into, any “person” or “group” (as that term is used in Section 13(d)(3) of the Exchange Act), or any “person” or “group” consolidates with, or merges with or into, the Company, in any such event pursuant to a transaction in which any of the Company’s Voting Stock or the Voting Stock of such other person is converted into or exchanged for cash, securities or other property, other than any such transaction where the shares of the Company’s Voting Stock outstanding immediately prior to such transaction constitute, or are converted into or exchanged for, a majority of the Voting Stock of the surviving person or any direct or indirect parent company of the surviving person immediately after giving effect to such transaction; (4) the first day on which a majority of the members of the Company’s board of directors are not Continuing Directors; or (5) the adoption of a plan relating to the Company’s liquidation or dissolution. Notwithstanding the foregoing, a transaction will not be deemed to involve a Change of Control if (a) the Company becomes a direct or indirect wholly owned subsidiary of a holding company (which shall include a parent company) and (b)(i) the holders of the Voting Stock of such holding company immediately following that transaction are substantially the same as the holders of our Voting Stock immediately prior to that transaction or (ii) no “person” (as that term is used in Section 13(d)(3) of the Exchange Act) (other than a holding company satisfying the requirements of this sentence) becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of more than 50% of the voting power of the Voting Stock of such holding company immediately following such transaction.

“Change of Control Triggering Event” means the occurrence of both a Change of Control and a Below Investment Grade Rating Event.

“Comparable Treasury Issue” means the U.S. Treasury security selected by the Independent Investment Banker as having an actual or interpolated maturity comparable to the remaining term of the Notes to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Notes to be redeemed.

“Comparable Treasury Price” means, with respect to any redemption date, (a) the average of the Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest of the Reference Treasury Dealer Quotations, (b) if the Company obtains fewer than four Reference Treasury Dealer Quotations, the arithmetic average of those quotations or (c) if the Company obtains only one Reference Treasury Dealer Quotation, such Reference Treasury Dealer Quotation.

“Continuing Directors” means, as of any date of determination, any member of the Board of Directors of the Company who (1) was a member of the Board of Directors of the Company on the date of the issuance of the Notes; or (2) was nominated for election or elected to the Board of Directors of the Company with the approval of a majority of the Continuing Directors who were members of such Board of Directors of the Company at the time of such nomination or election (either by specific vote or by approval of the Company’s proxy statement in which such member was named as a nominee for election as a director, without objection to such nomination).

“Fitch” means Fitch Ratings Limited.

“Independent Investment Banker” means the Reference Treasury Dealer appointed by the Company as Independent Investment Banker (initially, Barclays Capital Inc., J.P. Morgan Securities LLC or RBS Securities Inc.).

“Investment Grade Rating” means a rating by Moody’s equal to or higher than Baa3 (or the equivalent under a successor rating category of Moody’s) or a rating by S&P equal to or higher than BBB- (or the equivalent under any successor rating category of S&P) or a rating by Fitch equal to or higher than BBB- (or the equivalent under any successor rating category of Fitch).

“Life Technologies Acquisition” means the acquisition of Life Technologies Corporation, a Delaware corporation, pursuant to the Merger Agreement.

“Merger Agreement” means the Agreement and Plan of Merger, dated as of April 14, 2013, among the Company, Life Technologies Corporation and Polpis Merger Sub Co., a Delaware corporation and a wholly owned subsidiary of the Company, in the form filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the Commission on April 16, 2013.

“Moody’s” means Moody’s Investors Service, Inc.

“Optional Redemption Date” when used with respect to any Note to be redeemed at the Company’s option, means the date fixed for such redemption by or pursuant to Section 1.3 of this Sixth Supplemental Indenture.

“Optional Redemption Price” when used with respect to any Note to be redeemed at the Company’s option, means the price at which it is to be redeemed pursuant to Section 1.3 of this Sixth Supplemental Indenture.

“Rating Agencies” means (1) Moody’s, S&P and Fitch; and (2) if any of Moody’s, S&P or Fitch ceases to rate the Notes or fails to make a rating of the Notes publicly available for any reason, a “nationally recognized statistical rating organization” within the meaning of Rule 15c3-1(c)(2)(vi)(F) under the Exchange Act, selected by the Company (as certified by a resolution of the Board of Directors) as a replacement agency for any of Moody’s, S&P or Fitch, or all of them, as the case may be.

“Reference Treasury Dealer” means each of (i) Barclays Capital Inc., J.P. Morgan Securities LLC and RBS Securities Inc. and their respective successors and (ii) two other nationally recognized investment banking firms (or their affiliates) that the Company selects in connection with the particular redemption, and their respective successors, provided that if at any time any of the above is not a primary U.S. Government securities dealer, the Company will substitute that entity with another nationally recognized investment banking firm that the Company selects that is a primary U.S. Government securities dealer.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any redemption date, the arithmetic average, as determined by the Independent Investment Banker, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Independent Investment Banker by such Reference Treasury Dealer at 3:30 p.m., New York City time, on the third business day preceding such redemption date.

“Remaining Scheduled Payments” means, with respect to each Note to be redeemed, the remaining scheduled payments of the principal thereof and interest thereon that would be due after the related redemption date for such redemption; provided, however, that, if such redemption date is not an interest payment date with respect to such Note, the amount of the next succeeding scheduled interest payment thereon will be reduced by the amount of interest accrued thereon to such redemption date.

“S&P” means Standard & Poor’s Ratings Services, a business of Standard & Poor’s Financial Services LLC, a subsidiary of The McGraw-Hill Companies, Inc., and any successor to its rating agency business.

“Treasury Rate” means, for any redemption date, the rate per annum equal to the semi-annual equivalent yield to maturity or interpolated yield to maturity, computed as the second business day immediately preceding that redemption date, of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for that redemption date.

Section 1.3 Optional Redemption.

(a) The provisions of Article Three of the Base Indenture, as amended by the provisions of this Sixth Supplemental Indenture, shall apply to the Notes with respect to this Section 1.3.

(b) The 2017 Notes and the 2019 Notes shall be redeemable, in whole at any time or in part from time to time, at the Company’s option. Upon redemption of the 2017 Notes or the 2019 Notes, the Company shall pay an Optional Redemption Price equal to the greater of:

(i)	100% of the principal amount of the 2017 Notes and/or the 2019 Notes to be redeemed, and

(ii)	the sum of the present values of the Remaining Scheduled Payments of the 2017 Notes and/or the 2019 Notes to be redeemed, discounted to the Optional Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) using a discount rate equal to the Treasury Rate plus 12.5 basis points, in the case of the 2017 Notes, and 15 basis points, in the case of the 2019 Notes, plus, in each case, in addition to such Optional Redemption Price, accrued and unpaid interest on the Notes redeemed, if any, to, but excluding, the Optional Redemption Date.

(c) Prior to November 1, 2023, in the case of the 2024 Notes, and August 1, 2043, in the case of the 2044 Notes, the 2024 Notes and 2044 Notes shall be redeemable, in whole at any time or in part from time to time, at the Company’s option. Upon redemption of the 2024 Notes or the 2044 Notes, the Company shall pay an Optional Redemption Price equal to the greater of:

(iii)	100% of the principal amount of the 2024 Notes and/or the 2044 Notes to be redeemed, and

(iv)	the sum of the present values of the Remaining Scheduled Payments of the 2024 Notes and/or the 2044 Notes to be redeemed, discounted to the Optional Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) using a discount rate equal to the Treasury Rate plus 20 basis points, in the case of the 2024 Notes, and 25 basis points, in the case of the 2044 Notes, plus, in each case, in addition to such Optional Redemption Price, accrued and unpaid interest on the Notes redeemed, if any, to, but excluding, the Optional Redemption Date.

In addition, on or after November 1, 2023, in the case of the 2024 Notes, and August 1, 2043, in the case of the 2044 Notes, the 2024 Notes and the 2044 Notes shall be redeemable, in whole at any time or in part from time to time, at the Company’s option, at a redemption price equal to 100% of the principal amount of the 2024 Notes or the 2044 Notes to be redeemed, plus, in each case, accrued and unpaid interest on the Notes redeemed, if any, to, but excluding, the Optional Redemption Date.

(d) Notwithstanding the foregoing, installments of interest whose Stated Maturity is on or prior to the Optional Redemption Date shall be payable on the applicable Interest Payment Date to the Securityholders of such Notes registered as such at the close of business on the applicable regular record date pursuant to the Notes and the Indenture.

(e) On and after the Optional Redemption Date for the Notes, interest shall cease to accrue on the Notes or any portion thereof called for redemption, unless the Company defaults in the payment of the Optional Redemption Price and accrued interest, if any. On or before the Optional Redemption Date for the Notes, the Company shall deposit with the Trustee or a paying agent, funds sufficient to pay the Optional Redemption Price of the Notes to be redeemed on the Optional Redemption Date, and (except if the date fixed for redemption shall be an Interest Payment Date) accrued interest, if any. If less than all of the Notes are to be redeemed, the Notes shall be redeemed in accordance with Section 3.02 of the Base Indenture.

(f) Notice of any optional redemption shall be mailed at least 15 days but not more than 60 days before the Optional Redemption Date to each holder of the Notes to be redeemed; provided, however, that the Company shall notify the Trustee of the Optional Redemption Date at least 15 days prior to the date of the giving of such notice (unless a shorter notice shall be satisfactory to the Trustee). Such notice shall be provided in accordance with Section 3.02 of the Base Indenture. If the Optional Redemption Price cannot be determined at the time such notice is to be given, the actual Optional Redemption Price applicable to the Notes of each series that are being redeemed, calculated as described above in clause (b) or (c), as applicable, shall be set forth in an Officers’ Certificate of the Company delivered to the Trustee no later than two (2) Business Days prior to the Optional Redemption Date. Notice of redemption having been given as provided in the Indenture, the Notes called for redemption shall, on the Optional Redemption Date, become due and payable at the Optional Redemption Price, plus accrued and unpaid interest, if any, to, but excluding, the Optional Redemption Date.

Section 1.3A Special Mandatory Redemption.

(a) The provisions of Article Three of the Base Indenture, as amended by the provisions of this Sixth Supplemental Indenture, shall apply to the Notes with respect to this Section 1.3A.

(b) The Notes shall be redeemed, in each case, in whole and not in part (a “Special Mandatory Redemption”) in the event that (each, a “Special Mandatory Redemption Triggering Event”) either:

(i)	the Company does not consummate the Life Technologies Acquisition on or prior to July 14, 2014; or

(ii)	the Merger Agreement is terminated any time prior thereto for any reason.

(c) The Company shall redeem all of the aggregate principal amount of the Notes on the earlier to occur of (i) in the case of redemption pursuant to clause (b)(i) above, August 13, 2014 or (ii) in the case of redemption pursuant to clause (b)(ii) above, the 30th day (or if such day is not a Business Day, the first Business Day thereafter) following such termination of the Merger Agreement (the “Special Mandatory Redemption Date”).

(d) Upon Special Mandatory Redemption, the Company shall pay the sum of 101% of the aggregate principal amount of the Notes to be redeemed (the “Special Mandatory Redemption Price”), plus, in addition to such Special Mandatory Redemption Price, in each case, accrued and unpaid interest, if any, to, but excluding, the Special Mandatory Redemption Date. Notwithstanding the foregoing, installments of interest whose Stated Maturity is on or prior to the Special Mandatory Redemption Date shall be payable on the applicable Interest Payment Date to the Security holders of such Notes registered as such at the close of business on the applicable regular record date pursuant to the Notes and the Indenture.

(e) On and after the Special Mandatory Redemption Date for the Notes, interest shall cease to accrue on the Notes unless the Company defaults in the payment of the Special Mandatory Redemption Price and accrued interest, if any. On or before the Special Mandatory Redemption Date for the Notes, the Company shall deposit with the Trustee or a paying agent, funds sufficient to pay the Special Mandatory Redemption Price of the Notes to be redeemed on the Special Mandatory Redemption Date, and (except if the date fixed for redemption shall be an Interest Payment Date) accrued interest, if any.

(f) Notice of redemption shall be mailed, with a copy to the Trustee, no later than five (5) Business Days following the Special Mandatory Redemption Triggering Event, to each Securityholder of such Notes at its registered address (a “Special Mandatory Redemption Notice”). The Special Mandatory Redemption Notice shall state the information set forth in, and shall be subject to the terms and conditions of, Section 3.02 of the Base Indenture. Notice of redemption having been given as provided in the Indenture, the Notes called for redemption shall, on the Special Mandatory Redemption Date, become due and payable at the Special Mandatory Redemption Price, plus accrued and unpaid interest, if any, to, but excluding, the Special Mandatory Redemption Date.

Section 1.4 Additional Covenant.

The following additional covenant shall apply with respect to the Notes so long as any of the Notes remain Outstanding:

(1)	Change of Control Triggering Event.

(a) If a Change of Control Triggering Event occurs with respect to the Notes, unless the Company shall have redeemed the Notes in full, as set forth in Section 1.3 or 1.3A of this Sixth Supplemental Indenture or the Company shall have defeased the Notes or have satisfied and discharged the Notes, as set forth in Article Eleven of the Base Indenture, the Company shall make an offer (the “Change of Control Offer”) to each holder of the Notes to repurchase any and all of such holder’s Notes at a repurchase price in cash equal to 101% of the aggregate principal amount of the Notes to be repurchased (such principal amount to be equal to $2,000 or any integral multiple of $1,000 in excess of $2,000), plus accrued and unpaid interest, if any, on the Notes to be repurchased up to, but excluding, the date of repurchase (the “Change of Control Payment”). Within 30 days following any Change of Control Triggering Event, notice shall be mailed to Holders of the Notes describing the transaction or transactions that constitute the Change of Control Triggering Event and offering to repurchase the Notes on the date specified in the notice, which date will be no earlier than 15 days and no later than 60 days from the date such notice is mailed (the “Change of Control Payment Date”). Notwithstanding the foregoing, installments of interest whose Stated Maturity is on or prior to the Change of Control Payment Date shall be payable on the applicable Interest Payment Date to the Securityholders of such Notes registered as such at the close of business on the applicable regular record date pursuant to the Notes and the Indenture.

(b) On the Change of Control Payment Date, the Company shall, to the extent lawful:

(i)	accept for payment all Notes or portions of Notes properly tendered pursuant to the Change of Control Offer;

(ii)	deposit with the Trustee or a paying agent an amount equal to the Change of Control Payment in respect of all Notes or portions of Notes properly tendered; and

(iii)	deliver or cause to be delivered to the Trustee the Notes properly accepted, together with an Officers’ Certificate stating (1) the aggregate principal amount of Notes or portions of Notes being repurchased, (2) that all conditions precedent contained herein to make a Change of Control Offer have been complied with and (3) that the Change of Control Offer has been made in compliance with the Indenture.

The Company shall publicly announce the results of the Change of Control Offer on or as soon as possible after the date of purchase.

The Company shall comply in all material respects with the requirements of Rule 14e-1 under the Exchange Act and any other securities laws and regulations thereunder to the extent such laws and regulations are applicable in connection with the repurchase of the Notes as a result of a Change of Control Triggering Event. To the extent that the provisions of any such securities laws or regulations conflict with the Change of Control Offer provisions of this Section 1.4, the Company shall comply with the applicable securities laws and regulations and shall not be deemed to have breached its obligations under this Section 1.4 by virtue of any such conflict.

Section 1.5 Events of Default.

(a) With respect to the Notes, “Event of Default” means any one or more of the following events that has occurred and is continuing:

(1) default in the payment of the principal or any premium on any Note of that series when due (whether at maturity, upon acceleration, redemption or otherwise);

(2) default for 30 days in the payment of interest on any Note of such series when due;

(3) failure by the Company to comply with Section 1.3A or Section 1.4 of this Sixth Supplemental Indenture;

(4) failure by the Company to observe or perform any term of the Indenture (other than those referred to in (1), (2) or (3) above and other than a covenant or agreement included in this Sixth Supplemental Indenture not for the benefit of such series) for a period of 90 days after the Company receives a notice of default stating that the Company is in breach. The notice must be sent by either the Trustee or Holders of 25% of the principal amount of the Notes of the affected series;

(5) (A) failure by the Company to pay indebtedness for money borrowed by the Company or for which the Company has guaranteed the payment, in an aggregate principal amount of at least $100,000,000, at the later of final maturity and the expiration of any related applicable grace period and such defaulted payment shall not have been made, waived or extended within 30 days or (B) acceleration of the maturity of any indebtedness for money borrowed by the Company or for which the Company has guaranteed the payment, in an aggregate principal amount of at least $100,000,000, if such indebtedness has not been discharged in full or such acceleration has not been rescinded or annulled within 30 days; provided, however, that, if the default under the instrument is cured by the Company, or waived by the holders of the indebtedness, in each case as permitted by the governing instrument, then the Event of Default under the Indenture caused by such default will be deemed likewise to be cured or waived;

(6) the entry by a court having competent jurisdiction of:

(A) an order for relief in respect of the Company as debtor in an involuntary proceeding under any applicable Bankruptcy Law and such order shall remain unstayed and in effect for a period of 60 consecutive days; or

(B) a final and non-appealable order appointing a Custodian of the Company, or ordering the winding up or liquidation of the affairs of the Company, and such order shall remain unstayed and in effect for a period of 60 consecutive days;

(7) the commencement by the Company of a voluntary proceeding under any applicable Bankruptcy Law or the consent by the Company as debtor to the entry of a decree or order for relief in an involuntary proceeding under any applicable Bankruptcy Law, or the filing by the Company as debtor of a consent to an order for relief in any involuntary proceeding under any Bankruptcy Law, or to the appointment of a Custodian or the making by the Company of an assignment for the benefit of creditors.

ARTICLE II

MISCELLANEOUS

Section 2.1 Definitions.

Capitalized terms used but not defined in this Sixth Supplemental Indenture shall have the meanings ascribed thereto in the Base Indenture.

Section 2.2 Confirmation of Indenture.

The Base Indenture, as supplemented and amended by this Sixth Supplemental Indenture, is in all respects ratified and confirmed, and the Base Indenture, this Sixth Supplemental Indenture and all indentures supplemental thereto shall be read, taken and construed as one and the same instrument.

Section 2.3 Concerning the Trustee.

In carrying out the Trustee’s responsibilities hereunder, the Trustee shall have all of the rights, protections and immunities which it possesses under the Indenture. The recitals contained herein and in the Notes, except the Trustee’s certificate of authentication, shall be taken as the statements of the Company, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Sixth Supplemental Indenture or of the Notes. The Trustee shall not be accountable for the use or application by the Company of the Notes or the proceeds thereof.

Section 2.4 Governing Law.

This Sixth Supplemental Indenture and the Notes shall be deemed to be a contract made under the internal laws of the State of New York, and for all purposes shall be construed in accordance with the laws of said State.

Section 2.5 Separability.

In case any provision in this Sixth Supplemental Indenture shall for any reason be held to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 2.6 Counterparts.

This Sixth Supplemental Indenture may be executed in any number of counterparts each of which shall be an original, but such counterparts shall together constitute but one and the same instrument.

Section 2.7 No Benefit.

Nothing in this Sixth Supplemental Indenture, express or implied, shall give to any Person other than the parties hereto and their successors or assigns, and the holders of the Notes, any benefit or legal or equitable rights, remedy or claim under this Sixth Supplemental Indenture or the Base Indenture.

IN WITNESS WHEREOF, the parties hereto have caused this Sixth Supplemental Indenture to be duly executed all as of the day and year first above written.

THERMO FISHER SCIENTIFIC INC.

By:	/s/ Seth Hoogasian
Name:	Seth Hoogasian
Title:	Senior Vice President, General Counsel and Secretary

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

By:	/s/ Michael Countryman
Name:	Michael Countryman
Title:	Vice President

EXHIBIT A

FORM OF 1.30% SENIOR NOTES DUE 2017

[Insert the Global Security legend, if applicable]

1.30% SENIOR NOTES DUE 2017

No. [ ]	$[ ]

CUSIP No. 883556BD3

THERMO FISHER SCIENTIFIC INC.

promises to pay to [        ] or registered assigns, the principal sum of [        ] Dollars on February 1, 2017.

Interest Payment Dates: February 1 and August 1

Record Dates: January 15 and July 15

Each holder of this Security (as defined below), by accepting the same, agrees to and shall be bound by the provisions hereof and of the Indenture described herein, and authorizes and directs the Trustee described herein on such holder’s behalf to be bound by such provisions. Each holder of this Security hereby waives all notice of the acceptance of the provisions contained herein and in the Indenture and waives reliance by such holder upon said provisions.

This Security shall not be entitled to any benefit under the Indenture, or be valid or become obligatory for any purpose, until the Certificate of Authentication hereon shall have been signed by or on behalf of the Trustee. The provisions of this Security are continued on the reverse side hereof, and such continued provisions shall for all purposes have the same effect as though fully set forth at this place.

IN WITNESS WHEREOF, the Company has caused this instrument to be signed in accordance with Section 2.04 of the Base Indenture.

Date: December 11, 2013

THERMO FISHER SCIENTIFIC INC.

By:
Name:
Title:

By:
Name:
Title:

CERTIFICATE OF AUTHENTICATION

This is one of the 1.30% Senior Notes due 2017 issued by Thermo Fisher Scientific Inc. of the series designated therein, referred to in the within-mentioned Indenture.

Date: December 11, 2013

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A. as Trustee

By:
Authorized Signatory

Thermo Fisher Scientific Inc.

1.30% Senior Notes due 2017

This security is one of a duly authorized series of debt securities of Thermo Fisher Scientific Inc., a Delaware corporation (the “Company”), issued or to be issued in one or more series under and pursuant to an Indenture for the Company’s unsubordinated debt securities, dated as of November 20, 2009 (the “Base Indenture”), duly executed and delivered by and among the Company and The Bank of New York Mellon Trust Company, N.A. (the “Trustee”), as supplemented by the Sixth Supplemental Indenture, dated as of December 11, 2013 (the “Sixth Supplemental Indenture”), by and between the Company and the Trustee. The Base Indenture as supplemented and amended by the Sixth Supplemental Indenture is referred to herein as the “Indenture.” By the terms of the Base Indenture, the debt securities issuable thereunder are issuable in series that may vary as to amount, date of maturity, rate of interest and in other respects as provided in the Base Indenture. This security is one of the series designated on the face hereof (individually, a “Security,” and collectively, the “Securities”), and reference is hereby made to the Indenture for a description of the rights, limitations of rights, obligations, duties and immunities of the Trustee, the Company and the holders of the Securities (the “Securityholders”). Capitalized terms used herein and not otherwise defined shall have the meanings given them in the Base Indenture or the Sixth Supplemental Indenture, as applicable.

1. Interest. The Company promises to pay interest on the principal amount of this Security at an annual rate of 1.30%. The Company will pay interest semi-annually on February 1 and August 1 of each year (each such day, an “Interest Payment Date”) until the principal is paid or made available for payment. If any Interest Payment Date, redemption date or maturity date of this Security is not a Business Day, then payment of interest or principal (and premium, if any) shall be made on the next succeeding Business Day with the same force and effect as if made on the date such payment was due, and no interest shall accrue for the period after such date to the date of such payment on the next succeeding Business Day. Interest on the Securities will accrue from the most recent date to which interest has been paid or duly made available for payment or, if no interest has been paid, from the date of issuance; provided that, if there is no existing Default in the payment of interest, and if this Security is authenticated between a regular record date referred to on the face hereof and the next succeeding Interest Payment Date, interest shall accrue from such next succeeding Interest Payment Date; and provided, further, that the first Interest Payment Date shall be August 1, 2014. Interest will be calculated on the basis of a 360-day year of twelve 30-day months.

2. Method of Payment. The Company will pay interest on the Securities (except defaulted interest), if any, to the persons in whose name such Securities are registered at the close of business on the regular record date referred to on the facing page of this Security for such interest installment. In the event that the Securities or a portion thereof are called for redemption (pursuant to either an optional redemption or a Special Mandatory Redemption) or there is a Change of Control Offer, and the Optional Redemption Date, the Special Mandatory Redemption Date or the Change of Control Payment Date, as applicable, is subsequent to a regular record date with respect to any Interest Payment Date and prior to such Interest Payment Date, interest on such Securities will instead be paid upon presentation and surrender of such Securities as provided in the Indenture. The principal of and the interest on the Securities shall be payable in the coin or currency of the United States of America that at the time is legal tender for public and private debt, at the office or agency of the Company maintained for that purpose in accordance with the Indenture.

3. Paying Agent and Registrar. Initially, The Bank of New York Mellon Trust Company, N.A., the Trustee, will act as paying agent and Security Registrar. The Company may change or appoint any paying agent or Security Registrar without notice to any Securityholder. The Company or any of their Subsidiaries may act in any such capacity.

4. Indenture. The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (“TIA”) as in effect on the date the Indenture is qualified. The Securities are subject to all such terms, and Securityholders are referred to the Indenture and TIA for a statement of such terms. In the event of a conflict between the terms of the Securities and the terms of the Indenture, the terms of the Indenture shall prevail. The Securities are unsecured general obligations of the Company and constitute the series designated on the face hereof as the “1.30% Senior Notes due 2017”, initially limited to $900,000,000 in aggregate principal amount. The Company will furnish to any Securityholder upon written request and without charge a copy of the Base Indenture and the Sixth Supplemental Indenture. Requests may be made to: Thermo Fisher Scientific Inc., 81 Wyman Street Waltham, Massachusetts, Attention: Seth H. Hoogasian.

5. Redemption. The Securities may be redeemed at the option of the Company prior to the maturity date, as provided in Section 1.3 of the Sixth Supplemental Indenture, and must be redeemed, under certain circumstances, on the Special Mandatory Redemption Date, as provided in Section 1.3A of the Sixth Supplemental Indenture.

The Company shall not be required to make sinking fund payments with respect to the Securities.

6. Change of Control Triggering Event. Upon the occurrence of a Change of Control Triggering Event, unless the Company has redeemed this Security or the Company has defeased this Security or satisfied and discharged this Security, the holder of this Security will have the right to require that the Company purchase all or a portion (such principal amount to be equal to $2,000 or any integral multiple of $1,000 in excess of $2,000), of this Security at a purchase price equal to 101% of the aggregate principal amount repurchased plus accrued and unpaid interest, if any, on the amount to be repurchased up to but excluding the date of purchase. Within 30 days following any Change of Control Triggering Event, the Company shall send, by first class mail, a notice to each Holder, in accordance with Section 1.4(1)(a) of the Sixth Supplemental Indenture, with a copy to the Trustee, which notice shall govern the terms of the Change of Control Offer.

7. Denominations, Transfer, Exchange. The Securities are in registered form without coupons in the denominations of $2,000 or any integral multiple of $1,000 in excess thereof. The transfer of Securities may be registered and Securities may be exchanged as provided in the Indenture. The Securities may be presented for exchange or for registration of transfer (duly endorsed or with the form of transfer endorsed thereon duly executed if so required by the Company or the Security Registrar) at the office of the Security Registrar or at the office of any transfer agent designated by the Company for such purpose. No service charge will be made for any registration of transfer or exchange, but a Securityholder may be required to pay any applicable taxes or other governmental charges. If the Securities are to be redeemed, the Company will not be required to: (i) issue, register the transfer of, or exchange any Security during a period beginning at the opening of business 15 days before the day of mailing of a notice of redemption of less than all of the outstanding Securities of the same series and ending at the close of business on the day of such mailing; (ii) register the transfer of or exchange any Security of any series or portions thereof selected for redemption, in whole or in part, except the unredeemed portion of any such Security being redeemed in part; nor (iii) register the transfer of or exchange of a Security of any series between the applicable record date and the next succeeding Interest Payment Date.

8. Persons Deemed Owners. The registered Securityholder may be treated as its owner for all purposes.

9. Repayment to the Company. Any funds or Governmental Obligations deposited with any paying agent or the Trustee, or then held by the Company, in trust for payment of principal of, premium, if any, or interest on the Securities of a particular series that are not applied but remain unclaimed by the holders of such Securities for at least one year after the date upon which the principal of, premium, if any, or interest on such Securities shall have respectively become due and payable, shall be repaid to the Company, as applicable, or (if then held by the Company) shall be discharged from such trust. After return to the Company, Holders entitled to the money or securities must look to the Company, as applicable, for payment as unsecured general creditors.

10. Amendments, Supplements and Waivers. The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of a majority in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

11. Defaults and Remedies. If an Event of Default with respect to the securities of a series issued pursuant to the Sixth Supplemental Indenture occurs and is continuing, the Trustee or the holders of at least 25% in aggregate principal amount of the Securities of such series then Outstanding, by notice in writing to the Company (and to the Trustee if notice is given by such holders), may declare the entire principal of, premium, if any, and accrued interest, if any, due and payable immediately. Subject to the terms of the Indenture, if an Event of Default under the Indenture shall occur and be continuing, the Trustee will be under no obligation to exercise any of its rights or powers under the Indenture at the request or direction of any of the holders, unless such holders have offered the Trustee indemnity satisfactory to it. Upon satisfaction of certain conditions set forth in the Indenture, the holders of a majority in principal amount of the Outstanding securities of a series issued pursuant to the Sixth Supplemental Indenture will have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, with respect to the securities of such series.

12. Trustee, Paying Agent and Security Registrar May Hold Securities. The Trustee, subject to certain limitations imposed by the TIA, or any paying agent or Security Registrar, in its individual or any other capacity, may become the owner or pledgee of Securities with the same rights it would have if it were not Trustee, paying agent or Security Registrar.

13. No Recourse Against Others. No recourse under or upon any obligation, covenant or agreement of the Indenture, or of any Security, or for any claim based thereon or otherwise in respect hereof or thereof, shall be had against any incorporator, stockholder, officer or director, past, present or future as such, of the Company or of any predecessor or successor corporation, either directly or through the Company or any such predecessor or successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that the Indenture and the obligations issued hereunder and thereunder are solely corporate obligations, and that no such personal liability whatever shall attach to, or is or shall be incurred by, the incorporators, stockholders, officers or directors as such, of the Company or of any predecessor or successor corporation, or any of them, because of the creation of the indebtedness authorized by the Indenture, or under or by reason of the obligations, covenants or agreements contained in the Indenture or in the Securities or implied therefrom; and that any and all such personal liability of every name and nature, either at common law or in equity or by constitution or statute, of, and any and all such rights and claims against, every such incorporator, stockholder, officer or director as such, because of the creation of the indebtedness authorized by the Indenture, or under or by reason of the obligations, covenants or agreements contained in the Indenture or in the Securities or implied therefrom, are hereby expressly waived and released as a condition of, and as a consideration for, the acceptance of the Securities.

14. Discharge of Indenture. The Indenture contains certain provisions pertaining to discharge and defeasance, which provisions shall for all purposes have the same effect as if set forth herein.

15. Authentication. This Security shall not be valid until the Trustee signs the certificate of authentication attached to the other side of this Security.

16. Additional Amounts. The Company is obligated to pay Other Additional Amounts on this Security to the extent provided in Section 10.03 of the Base Indenture.

17. Abbreviations. Customary abbreviations may be used in the name of a Securityholder or an assignee, such as: TEN COM(= tenants in common), TEN ENT (=tenants by the entireties), JT TEN(= joint tenants with right of survivorship and not as tenants in common), CUST (=Custodian), and U/G/M/A(= Uniform Gifts to Minors Act).

18. Governing Law. The Base Indenture, the Sixth Supplemental Indenture and this Security shall be deemed to be a contract made under the internal laws of the State of New York, and for all purposes shall be construed in accordance with the laws of said State.

ASSIGNMENT FORM

To assign this Security, fill in the form below: (I) or (we) assign and transfer this Security to

(Insert assignee’s soc. sec. or tax I.D. no.)

(Print or type assignee’s name, address and zip code)

and irrevocably appoint                                                                                                                                                                                agent to transfer this Security on the books of the Company. The agent may substitute another to act for him.

Date:

Your Signature
(Sign exactly as your name appears on the face of this Security)

Signature Guarantee:

A-1

OPTION OF HOLDER TO ELECT PURCHASE

If you want to elect to have this Security purchased by the Company pursuant to Section 1.4(l) of the Sixth Supplemental Indenture, check the box:

☐	1.4(l) Change of Control Triggering Event

If you want to elect to have only part of this Security purchased by the Company pursuant to Section 1.4(l) of the Sixth Supplemental Indenture, state the amount: $

Date:	Your signature: (Sign exactly as your name appears on the face of this Security)

Tax I.D. Number:

Signature Guarantee:

(Signature must be guaranteed by a

participant in a recognized signature

guarantee medallion program)

A-2

EXHIBIT B

FORM OF 2.40% SENIOR NOTES DUE 2019

[Insert the Global Security legend, if applicable]

2.40% SENIOR NOTES DUE 2019

No. [ ]	$[ ]
CUSIP No. 883556BE1

THERMO FISHER SCIENTIFIC INC.

promises to pay to [            ] or registered assigns, the principal sum of [            ] Dollars on February 1, 2019.

Interest Payment Dates: February 1 and August 1

Record Dates: January 15 and July 15

Each holder of this Security (as defined below), by accepting the same, agrees to and shall be bound by the provisions hereof and of the Indenture described herein, and authorizes and directs the Trustee described herein on such holder’s behalf to be bound by such provisions. Each holder of this Security hereby waives all notice of the acceptance of the provisions contained herein and in the Indenture and waives reliance by such holder upon said provisions.

This Security shall not be entitled to any benefit under the Indenture, or be valid or become obligatory for any purpose, until the Certificate of Authentication hereon shall have been signed by or on behalf of the Trustee. The provisions of this Security are continued on the reverse side hereof, and such continued provisions shall for all purposes have the same effect as though fully set forth at this place.

IN WITNESS WHEREOF, the Company has caused this instrument to be signed in accordance with Section 2.04 of the Base Indenture.

Date: December 11, 2013

THERMO FISHER SCIENTIFIC INC.

By:
Name:
Title:

By:
Name:
Title:

CERTIFICATE OF AUTHENTICATION

This is one of the 2.40% Senior Notes due 2019 issued by Thermo Fisher Scientific Inc. of the series designated therein, referred to in the within-mentioned Indenture.

Date: December 11, 2013

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A. as Trustee

By:
Authorized Signatory

Thermo Fisher Scientific Inc.

2.40% Senior Notes due 2019

This security is one of a duly authorized series of debt securities of Thermo Fisher Scientific Inc., a Delaware corporation (the “Company”), issued or to be issued in one or more series under and pursuant to an Indenture for the Company’s unsubordinated debt securities, dated as of November 20, 2009 (the “Base Indenture”), duly executed and delivered by and among the Company and The Bank of New York Mellon Trust Company, N.A. (the “Trustee”), as supplemented by the Sixth Supplemental Indenture, dated as of December 11, 2013 (the “Sixth Supplemental Indenture”), by and between the Company and the Trustee. The Base Indenture as supplemented and amended by the Sixth Supplemental Indenture is referred to herein as the “Indenture.” By the terms of the Base Indenture, the debt securities issuable thereunder are issuable in series that may vary as to amount, date of maturity, rate of interest and in other respects as provided in the Base Indenture. This security is one of the series designated on the face hereof (individually, a “Security,” and collectively, the “Securities”), and reference is hereby made to the Indenture for a description of the rights, limitations of rights, obligations, duties and immunities of the Trustee, the Company and the holders of the Securities (the “Securityholders”). Capitalized terms used herein and not otherwise defined shall have the meanings given them in the Base Indenture or the Sixth Supplemental Indenture, as applicable.

1. Interest. The Company promises to pay interest on the principal amount of this Security at an annual rate of 2.40%. The Company will pay interest semi-annually on February 1 and August 1 of each year (each such day, an “Interest Payment Date”) until the principal is paid or made available for payment. If any Interest Payment Date, redemption date or maturity date of this Security is not a Business Day, then payment of interest or principal (and premium, if any) shall be made on the next succeeding Business Day with the same force and effect as if made on the date such payment was due, and no interest shall accrue for the period after such date to the date of such payment on the next succeeding Business Day. Interest on the Securities will accrue from the most recent date to which interest has been paid or duly made available for payment or, if no interest has been paid, from the date of issuance; provided that, if there is no existing Default in the payment of interest, and if this Security is authenticated between a regular record date referred to on the face hereof and the next succeeding Interest Payment Date, interest shall accrue from such next succeeding Interest Payment Date; and provided, further, that the first Interest Payment Date shall be August 1, 2014. Interest will be calculated on the basis of a 360-day year of twelve 30-day months.

2. Method of Payment. The Company will pay interest on the Securities (except defaulted interest), if any, to the persons in whose name such Securities are registered at the close of business on the regular record date referred to on the facing page of this Security for such interest installment. In the event that the Securities or a portion thereof are called for redemption (pursuant to either an optional redemption or a Special Mandatory Redemption) or there is a Change of Control Offer, and the Optional Redemption Date, the Special Mandatory Redemption Date or the Change of Control Payment Date, as applicable, is subsequent to a regular record date with respect to any Interest Payment Date and prior to such Interest Payment Date, interest on such Securities will instead be paid upon presentation and surrender of such Securities as provided in the Indenture. The principal of and the interest on the Securities shall be payable in the coin or currency of the United States of America that at the time is legal tender for public and private debt, at the office or agency of the Company maintained for that purpose in accordance with the Indenture.

3. Paying Agent and Registrar. Initially, The Bank of New York Mellon Trust Company, N.A., the Trustee, will act as paying agent and Security Registrar. The Company may change or appoint any paying agent or Security Registrar without notice to any Securityholder. The Company or any of their Subsidiaries may act in any such capacity.

4. Indenture. The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (“TIA”) as in effect on the date the Indenture is qualified. The Securities are subject to all such terms, and Securityholders are referred to the Indenture and TIA for a statement of such terms. In the event of a conflict between the terms of the Securities and the terms of the Indenture, the terms of the Indenture shall prevail. The Securities are unsecured general obligations of the Company and constitute the series designated on the face hereof as the “2.40% Senior Notes due 2019”, initially limited to $900,000,000 in aggregate principal amount. The Company will furnish to any Securityholder upon written request and without charge a copy of the Base Indenture and the Sixth Supplemental Indenture. Requests may be made to: Thermo Fisher Scientific Inc., 81 Wyman Street Waltham, Massachusetts, Attention: Seth H. Hoogasian.

5. Redemption. The Securities may be redeemed at the option of the Company prior to the maturity date, as provided in Section 1.3 of the Sixth Supplemental Indenture, and must be redeemed, under certain circumstances, on the Special Mandatory Redemption Date, as provided in Section 1.3A of the Sixth Supplemental Indenture.

The Company shall not be required to make sinking fund payments with respect to the Securities.

6. Change of Control Triggering Event. Upon the occurrence of a Change of Control Triggering Event, unless the Company has redeemed this Security or the Company has defeased this Security or satisfied and discharged this Security, the holder of this Security will have the right to require that the Company purchase all or a portion (such principal amount to be equal to $2,000 or any integral multiple of $1,000 in excess of $2,000), of this Security at a purchase price equal to 101% of the aggregate principal amount repurchased plus accrued and unpaid interest, if any, on the amount to be repurchased up to but excluding the date of purchase. Within 30 days following any Change of Control Triggering Event, the Company shall send, by first class mail, a notice to each Holder, in accordance with Section 1.4(1)(a) of the Sixth Supplemental Indenture, with a copy to the Trustee, which notice shall govern the terms of the Change of Control Offer.

7. Denominations, Transfer, Exchange. The Securities are in registered form without coupons in the denominations of $2,000 or any integral multiple of $1,000 in excess thereof. The transfer of Securities may be registered and Securities may be exchanged as provided in the Indenture. The Securities may be presented for exchange or for registration of transfer (duly endorsed or with the form of transfer endorsed thereon duly executed if so required by the Company or the Security Registrar) at the office of the Security Registrar or at the office of any transfer agent designated by the Company for such purpose. No service charge will be made for any registration of transfer or exchange, but a Securityholder may be required to pay any applicable taxes or other governmental charges. If the Securities are to be redeemed, the Company will not be required to: (i) issue, register the transfer of, or exchange any Security during a period beginning at the opening of business 15 days before the day of mailing of a notice of redemption of less than all of the outstanding Securities of the same series and ending at the close of business on the day of such mailing; (ii) register the transfer of or exchange any Security of any series or portions thereof selected for redemption, in whole or in part, except the unredeemed portion of any such Security being redeemed in part; nor (iii) register the transfer of or exchange of a Security of any series between the applicable record date and the next succeeding Interest Payment Date.

8. Persons Deemed Owners. The registered Securityholder may be treated as its owner for all purposes.

9. Repayment to the Company. Any funds or Governmental Obligations deposited with any paying agent or the Trustee, or then held by the Company, in trust for payment of principal of, premium, if any, or interest on the Securities of a particular series that are not applied but remain unclaimed by the holders of such Securities for at least one year after the date upon which the principal of, premium, if any, or interest on such Securities shall have respectively become due and payable, shall be repaid to the Company, as applicable, or (if then held by the Company) shall be discharged from such trust. After return to the Company, Holders entitled to the money or securities must look to the Company, as applicable, for payment as unsecured general creditors.

10. Amendments, Supplements and Waivers. The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of a majority in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

11. Defaults and Remedies. If an Event of Default with respect to the securities of a series issued pursuant to the Sixth Supplemental Indenture occurs and is continuing, the Trustee or the holders of at least 25% in aggregate principal amount of the Securities of such series then Outstanding, by notice in writing to the Company (and to the Trustee if notice is given by such holders), may declare the entire principal of, premium, if any, and accrued interest, if any, due and payable immediately. Subject to the terms of the Indenture, if an Event of Default under the Indenture shall occur and be continuing, the Trustee will be under no obligation to exercise any of its rights or powers under the Indenture at the request or direction of any of the holders, unless such holders have offered the Trustee indemnity satisfactory to it. Upon satisfaction of certain conditions set forth in the Indenture, the holders of a majority in principal amount of the Outstanding securities of a series issued pursuant to the Sixth Supplemental Indenture will have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, with respect to the securities of such series.

12. Trustee, Paying Agent and Security Registrar May Hold Securities. The Trustee, subject to certain limitations imposed by the TIA, or any paying agent or Security Registrar, in its individual or any other capacity, may become the owner or pledgee of Securities with the same rights it would have if it were not Trustee, paying agent or Security Registrar.

13. No Recourse Against Others. No recourse under or upon any obligation, covenant or agreement of the Indenture, or of any Security, or for any claim based thereon or otherwise in respect hereof or thereof, shall be had against any incorporator, stockholder, officer or director, past, present or future as such, of the Company or of any predecessor or successor corporation, either directly or through the Company or any such predecessor or successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that the Indenture and the obligations issued hereunder and thereunder are solely corporate obligations, and that no such personal liability whatever shall attach to, or is or shall be incurred by, the incorporators, stockholders, officers or directors as such, of the Company or of any predecessor or successor corporation, or any of them, because of the creation of the indebtedness authorized by the Indenture, or under or by reason of the obligations, covenants or agreements contained in the Indenture or in the Securities or implied therefrom; and that any and all such personal liability of every name and nature, either at common law or in equity or by constitution or statute, of, and any and all such rights and claims against, every such incorporator, stockholder, officer or director as such, because of the creation of the indebtedness authorized by the Indenture, or under or by reason of the obligations, covenants or agreements contained in the Indenture or in the Securities or implied therefrom, are hereby expressly waived and released as a condition of, and as a consideration for, the acceptance of the Securities.

14. Discharge of Indenture. The Indenture contains certain provisions pertaining to discharge and defeasance, which provisions shall for all purposes have the same effect as if set forth herein.

15. Authentication. This Security shall not be valid until the Trustee signs the certificate of authentication attached to the other side of this Security.

16. Additional Amounts. The Company is obligated to pay Other Additional Amounts on this Security to the extent provided in Section 10.03 of the Base Indenture.

17. Abbreviations. Customary abbreviations may be used in the name of a Securityholder or an assignee, such as: TEN COM(= tenants in common), TEN ENT (=tenants by the entireties), JT TEN(= joint tenants with right of survivorship and not as tenants in common), CUST (=Custodian), and U/G/M/A(= Uniform Gifts to Minors Act).

18. Governing Law. The Base Indenture, the Sixth Supplemental Indenture and this Security shall be deemed to be a contract made under the internal laws of the State of New York, and for all purposes shall be construed in accordance with the laws of said State.

ASSIGNMENT FORM

To assign this Security, fill in the form below: (I) or (we) assign and transfer this Security to

(Insert assignee’s soc. sec. or tax I.D. no.)

(Print or type assignee’s name, address and zip code)

and irrevocably appoint                                                                                                                                                                              agent to transfer this Security on the books of the Company. The agent may substitute another to act for him.

Date:

Your Signature

(Sign exactly as your name appears on the face of this Security)

Signature Guarantee:

A-1

OPTION OF HOLDER TO ELECT PURCHASE

If you want to elect to have this Security purchased by the Company pursuant to Section 1.4(l) of the Sixth Supplemental Indenture, check the box:

☐	1.4(l) Change of Control Triggering Event

If you want to elect to have only part of this Security purchased by the Company pursuant to Section 1.4(l) of the Sixth Supplemental Indenture, state the amount: $

Date:

Your signature:

(Sign exactly as your name appears on the face of this Security)

Tax I.D. Number:

Signature Guarantee:

(Signature must be guaranteed by a

participant in a recognized signature

guarantee medallion program)

A-2

EXHIBIT C

FORM OF 4.15% SENIOR NOTES DUE 2024

[Insert the Global Security legend, if applicable]

4.15% SENIOR NOTES DUE 2024

No. [ ]	$[ ]

CUSIP No. 883556BF8

THERMO FISHER SCIENTIFIC INC.

promises to pay to [            ] or registered assigns, the principal sum of [            ] Dollars on February 1, 2024.

Interest Payment Dates: February 1 and August 1

Record Dates: January 15 and July 15

Each holder of this Security (as defined below), by accepting the same, agrees to and shall be bound by the provisions hereof and of the Indenture described herein, and authorizes and directs the Trustee described herein on such holder’s behalf to be bound by such provisions. Each holder of this Security hereby waives all notice of the acceptance of the provisions contained herein and in the Indenture and waives reliance by such holder upon said provisions.

This Security shall not be entitled to any benefit under the Indenture, or be valid or become obligatory for any purpose, until the Certificate of Authentication hereon shall have been signed by or on behalf of the Trustee. The provisions of this Security are continued on the reverse side hereof, and such continued provisions shall for all purposes have the same effect as though fully set forth at this place.

IN WITNESS WHEREOF, the Company has caused this instrument to be signed in accordance with Section 2.04 of the Base Indenture.

Date: December 11, 2013

THERMO FISHER SCIENTIFIC INC.

By:
Name: Title:

By:
Name: Title:

CERTIFICATE OF AUTHENTICATION

This is one of the 4.15% Senior Notes due 2024 issued by Thermo Fisher Scientific Inc. of the series designated therein, referred to in the within-mentioned Indenture.

Date: December 11, 2013

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A. as Trustee

By:
Authorized Signatory

Thermo Fisher Scientific Inc.

4.15% Senior Notes due 2024

This security is one of a duly authorized series of debt securities of Thermo Fisher Scientific Inc., a Delaware corporation (the “Company”), issued or to be issued in one or more series under and pursuant to an Indenture for the Company’s unsubordinated debt securities, dated as of November 20, 2009 (the “Base Indenture”), duly executed and delivered by and among the Company and The Bank of New York Mellon Trust Company, N.A. (the “Trustee”), as supplemented by the Sixth Supplemental Indenture, dated as of December 11, 2013 (the “Sixth Supplemental Indenture”), by and between the Company and the Trustee. The Base Indenture as supplemented and amended by the Sixth Supplemental Indenture is referred to herein as the “Indenture.” By the terms of the Base Indenture, the debt securities issuable thereunder are issuable in series that may vary as to amount, date of maturity, rate of interest and in other respects as provided in the Base Indenture. This security is one of the series designated on the face hereof (individually, a “Security,” and collectively, the “Securities”), and reference is hereby made to the Indenture for a description of the rights, limitations of rights, obligations, duties and immunities of the Trustee, the Company and the holders of the Securities (the “Securityholders”). Capitalized terms used herein and not otherwise defined shall have the meanings given them in the Base Indenture or the Sixth Supplemental Indenture, as applicable.

1. Interest. The Company promises to pay interest on the principal amount of this Security at an annual rate of 4.15%. The Company will pay interest semi-annually on February 1 and August 1 of each year (each such day, an “Interest Payment Date”) until the principal is paid or made available for payment. If any Interest Payment Date, redemption date or maturity date of this Security is not a Business Day, then payment of interest or principal (and premium, if any) shall be made on the next succeeding Business Day with the same force and effect as if made on the date such payment was due, and no interest shall accrue for the period after such date to the date of such payment on the next succeeding Business Day. Interest on the Securities will accrue from the most recent date to which interest has been paid or duly made available for payment or, if no interest has been paid, from the date of issuance; provided that, if there is no existing Default in the payment of interest, and if this Security is authenticated between a regular record date referred to on the face hereof and the next succeeding Interest Payment Date, interest shall accrue from such next succeeding Interest Payment Date; and provided, further, that the first Interest Payment Date shall be August 1, 2014. Interest will be calculated on the basis of a 360-day year of twelve 30-day months.

2. Method of Payment. The Company will pay interest on the Securities (except defaulted interest), if any, to the persons in whose name such Securities are registered at the close of business on the regular record date referred to on the facing page of this Security for such interest installment. In the event that the Securities or a portion thereof are called for redemption (pursuant to either an optional redemption or a Special Mandatory Redemption) or there is a Change of Control Offer, and the Optional Redemption Date, the Special Mandatory Redemption Date or the Change of Control Payment Date, as applicable, is subsequent to a regular record date with respect to any Interest Payment Date and prior to such Interest Payment Date, interest on such Securities will instead be paid upon presentation and surrender of such Securities as provided in the Indenture. The principal of and the interest on the Securities shall be payable in the coin or currency of the United States of America that at the time is legal tender for public and private debt, at the office or agency of the Company maintained for that purpose in accordance with the Indenture.

3. Paying Agent and Registrar. Initially, The Bank of New York Mellon Trust Company, N.A., the Trustee, will act as paying agent and Security Registrar. The Company may change or appoint any paying agent or Security Registrar without notice to any Securityholder. The Company or any of their Subsidiaries may act in any such capacity.

4. Indenture. The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (“TIA”) as in effect on the date the Indenture is qualified. The Securities are subject to all such terms, and Securityholders are referred to the Indenture and TIA for a statement of such terms. In the event of a conflict between the terms of the Securities and the terms of the Indenture, the terms of the Indenture shall prevail. The Securities are unsecured general obligations of the Company and constitute the series designated on the face hereof as the “4.15% Senior Notes due 2024”, initially limited to $1,000,000,000 in aggregate principal amount. The Company will furnish to any Securityholder upon written request and without charge a copy of the Base Indenture and the Sixth Supplemental Indenture. Requests may be made to: Thermo Fisher Scientific Inc., 81 Wyman Street Waltham, Massachusetts, Attention: Seth H. Hoogasian.

5. Redemption. The Securities may be redeemed at the option of the Company prior to the maturity date, as provided in Section 1.3 of the Sixth Supplemental Indenture, and must be redeemed, under certain circumstances, on the Special Mandatory Redemption Date, as provided in Section 1.3A of the Sixth Supplemental Indenture.

The Company shall not be required to make sinking fund payments with respect to the Securities.

6. Change of Control Triggering Event. Upon the occurrence of a Change of Control Triggering Event, unless the Company has redeemed this Security or the Company has defeased this Security or satisfied and discharged this Security, the holder of this Security will have the right to require that the Company purchase all or a portion (such principal amount to be equal to $2,000 or any integral multiple of $1,000 in excess of $2,000), of this Security at a purchase price equal to 101% of the aggregate principal amount repurchased plus accrued and unpaid interest, if any, on the amount to be repurchased up to but excluding the date of purchase. Within 30 days following any Change of Control Triggering Event, the Company shall send, by first class mail, a notice to each Holder, in accordance with Section 1.4(1)(a) of the Sixth Supplemental Indenture, with a copy to the Trustee, which notice shall govern the terms of the Change of Control Offer.

7. Denominations, Transfer, Exchange. The Securities are in registered form without coupons in the denominations of $2,000 or any integral multiple of $1,000 in excess thereof. The transfer of Securities may be registered and Securities may be exchanged as provided in the Indenture. The Securities may be presented for exchange or for registration of transfer (duly endorsed or with the form of transfer endorsed thereon duly executed if so required by the Company or the Security Registrar) at the office of the Security Registrar or at the office of any transfer agent designated by the Company for such purpose. No service charge will be made for any registration of transfer or exchange, but a Securityholder may be required to pay any applicable taxes or other governmental charges. If the Securities are to be redeemed, the Company will not be required to: (i) issue, register the transfer of, or exchange any Security during a period beginning at the opening of business 15 days before the day of mailing of a notice of redemption of less than all of the outstanding Securities of the same series and ending at the close of business on the day of such mailing; (ii) register the transfer of or exchange any Security of any series or portions thereof selected for redemption, in whole or in part, except the unredeemed portion of any such Security being redeemed in part; nor (iii) register the transfer of or exchange of a Security of any series between the applicable record date and the next succeeding Interest Payment Date.

8. Persons Deemed Owners. The registered Securityholder may be treated as its owner for all purposes.

9. Repayment to the Company. Any funds or Governmental Obligations deposited with any paying agent or the Trustee, or then held by the Company, in trust for payment of principal of, premium, if any, or interest on the Securities of a particular series that are not applied but remain unclaimed by the holders of such Securities for at least one year after the date upon which the principal of, premium, if any, or interest on such Securities shall have respectively become due and payable, shall be repaid to the Company, as applicable, or (if then held by the Company) shall be discharged from such trust. After return to the Company, Holders entitled to the money or securities must look to the Company, as applicable, for payment as unsecured general creditors.

10. Amendments, Supplements and Waivers. The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of a majority in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

11. Defaults and Remedies. If an Event of Default with respect to the securities of a series issued pursuant to the Sixth Supplemental Indenture occurs and is continuing, the Trustee or the holders of at least 25% in aggregate principal amount of the Securities of such series then Outstanding, by notice in writing to the Company (and to the Trustee if notice is given by such holders), may declare the entire principal of, premium, if any, and accrued interest, if any, due and payable immediately. Subject to the terms of the Indenture, if an Event of Default under the Indenture shall occur and be continuing, the Trustee will be under no obligation to exercise any of its rights or powers under the Indenture at the request or direction of any of the holders, unless such holders have offered the Trustee indemnity satisfactory to it. Upon satisfaction of certain conditions set forth in the Indenture, the holders of a majority in principal amount of the Outstanding securities of a series issued pursuant to the Sixth Supplemental Indenture will have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, with respect to the securities of such series.

12. Trustee, Paying Agent and Security Registrar May Hold Securities. The Trustee, subject to certain limitations imposed by the TIA, or any paying agent or Security Registrar, in its individual or any other capacity, may become the owner or pledgee of Securities with the same rights it would have if it were not Trustee, paying agent or Security Registrar.

13. No Recourse Against Others. No recourse under or upon any obligation, covenant or agreement of the Indenture, or of any Security, or for any claim based thereon or otherwise in respect hereof or thereof, shall be had against any incorporator, stockholder, officer or director, past, present or future as such, of the Company or of any predecessor or successor corporation, either directly or through the Company or any such predecessor or successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that the Indenture and the obligations issued hereunder and thereunder are solely corporate obligations, and that no such personal liability whatever shall attach to, or is or shall be incurred by, the incorporators, stockholders, officers or directors as such, of the Company or of any predecessor or successor corporation, or any of them, because of the creation of the indebtedness authorized by the Indenture, or under or by reason of the obligations, covenants or agreements contained in the Indenture or in the Securities or implied therefrom; and that any and all such personal liability of every name and nature, either at common law or in equity or by constitution or statute, of, and any and all such rights and claims against, every such incorporator, stockholder, officer or director as such, because of the creation of the indebtedness authorized by the Indenture, or under or by reason of the obligations, covenants or agreements contained in the Indenture or in the Securities or implied therefrom, are hereby expressly waived and released as a condition of, and as a consideration for, the acceptance of the Securities.

14. Discharge of Indenture. The Indenture contains certain provisions pertaining to discharge and defeasance, which provisions shall for all purposes have the same effect as if set forth herein.

15. Authentication. This Security shall not be valid until the Trustee signs the certificate of authentication attached to the other side of this Security.

16. Additional Amounts. The Company is obligated to pay Other Additional Amounts on this Security to the extent provided in Section 10.03 of the Base Indenture.

17. Abbreviations. Customary abbreviations may be used in the name of a Securityholder or an assignee, such as: TEN COM(= tenants in common), TEN ENT (=tenants by the entireties), JT TEN(= joint tenants with right of survivorship and not as tenants in common), CUST (=Custodian), and U/G/M/A(= Uniform Gifts to Minors Act).

18. Governing Law. The Base Indenture, the Sixth Supplemental Indenture and this Security shall be deemed to be a contract made under the internal laws of the State of New York, and for all purposes shall be construed in accordance with the laws of said State.

ASSIGNMENT FORM

To assign this Security, fill in the form below: (I) or (we) assign and transfer this Security to

(Insert assignee’s soc. sec. or tax I.D. no.)

(Print or type assignee’s name, address and zip code)

and irrevocably appoint                                                                                                                                                                                agent to transfer this Security on the books of the Company. The agent may substitute another to act for him.

Date:

Your Signature

(Sign exactly as your name appears on the face of this Security)

Signature Guarantee:

A-1

OPTION OF HOLDER TO ELECT PURCHASE

If you want to elect to have this Security purchased by the Company pursuant to Section 1.4(l) of the Sixth Supplemental Indenture, check the box:

☐	1.4(l) Change of Control Triggering Event

If you want to elect to have only part of this Security purchased by the Company pursuant to Section 1.4(l) of the Sixth Supplemental Indenture, state the amount: $

Date:	Your signature: (Sign exactly as your name appears on the face of this Security)

Tax I.D. Number:

Signature Guarantee:

(Signature must be guaranteed by a

participant in a recognized signature

guarantee medallion program)

A-2

EXHIBIT D

FORM OF 5.30% SENIOR NOTES DUE 2044

[Insert the Global Security legend, if applicable]

5.30% SENIOR NOTES DUE 2044

No. [ ]	$[ ]

CUSIP No. 883556BG6

THERMO FISHER SCIENTIFIC INC.

promises to pay to [    ] or registered assigns, the principal sum of [    ] Dollars on February 1, 2044.

Interest Payment Dates: February 1 and August 1

Record Dates: January 15 and July 15

Each holder of this Security (as defined below), by accepting the same, agrees to and shall be bound by the provisions hereof and of the Indenture described herein, and authorizes and directs the Trustee described herein on such holder’s behalf to be bound by such provisions. Each holder of this Security hereby waives all notice of the acceptance of the provisions contained herein and in the Indenture and waives reliance by such holder upon said provisions.

This Security shall not be entitled to any benefit under the Indenture, or be valid or become obligatory for any purpose, until the Certificate of Authentication hereon shall have been signed by or on behalf of the Trustee. The provisions of this Security are continued on the reverse side hereof, and such continued provisions shall for all purposes have the same effect as though fully set forth at this place.

IN WITNESS WHEREOF, the Company has caused this instrument to be signed in accordance with Section 2.04 of the Base Indenture.

Date: December 11, 2013

THERMO FISHER SCIENTIFIC INC.

By:
Name: Title:

By:
Name: Title:

CERTIFICATE OF AUTHENTICATION

This is one of the 5.30% Senior Notes due 2044 issued by Thermo Fisher Scientific Inc. of the series designated therein, referred to in the within-mentioned Indenture.

Date: December 11, 2013

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A. as Trustee

By:
Authorized Signatory

Thermo Fisher Scientific Inc.

5.30% Senior Notes due 2044

This security is one of a duly authorized series of debt securities of Thermo Fisher Scientific Inc., a Delaware corporation (the “Company”), issued or to be issued in one or more series under and pursuant to an Indenture for the Company’s unsubordinated debt securities, dated as of November 20, 2009 (the “Base Indenture”), duly executed and delivered by and among the Company and The Bank of New York Mellon Trust Company, N.A. (the “Trustee”), as supplemented by the Sixth Supplemental Indenture, dated as of December 11, 2013 (the “Sixth Supplemental Indenture”), by and between the Company and the Trustee. The Base Indenture as supplemented and amended by the Sixth Supplemental Indenture is referred to herein as the “Indenture.” By the terms of the Base Indenture, the debt securities issuable thereunder are issuable in series that may vary as to amount, date of maturity, rate of interest and in other respects as provided in the Base Indenture. This security is one of the series designated on the face hereof (individually, a “Security,” and collectively, the “Securities”), and reference is hereby made to the Indenture for a description of the rights, limitations of rights, obligations, duties and immunities of the Trustee, the Company and the holders of the Securities (the “Securityholders”). Capitalized terms used herein and not otherwise defined shall have the meanings given them in the Base Indenture or the Sixth Supplemental Indenture, as applicable.

1. Interest. The Company promises to pay interest on the principal amount of this Security at an annual rate of 5.30%. The Company will pay interest semi-annually on February 1 and August 1 of each year (each such day, an “Interest Payment Date”) until the principal is paid or made available for payment. If any Interest Payment Date, redemption date or maturity date of this Security is not a Business Day, then payment of interest or principal (and premium, if any) shall be made on the next succeeding Business Day with the same force and effect as if made on the date such payment was due, and no interest shall accrue for the period after such date to the date of such payment on the next succeeding Business Day. Interest on the Securities will accrue from the most recent date to which interest has been paid or duly made available for payment or, if no interest has been paid, from the date of issuance; provided that, if there is no existing Default in the payment of interest, and if this Security is authenticated between a regular record date referred to on the face hereof and the next succeeding Interest Payment Date, interest shall accrue from such next succeeding Interest Payment Date; and provided, further, that the first Interest Payment Date shall be August 1, 2014. Interest will be calculated on the basis of a 360-day year of twelve 30-day months.

2. Method of Payment. The Company will pay interest on the Securities (except defaulted interest), if any, to the persons in whose name such Securities are registered at the close of business on the regular record date referred to on the facing page of this Security for such interest installment. In the event that the Securities or a portion thereof are called for redemption (pursuant to either an optional redemption or a Special Mandatory Redemption) or there is a Change of Control Offer, and the Optional Redemption Date, the Special Mandatory Redemption Date or the Change of Control Payment Date, as applicable, is subsequent to a regular record date with respect to any Interest Payment Date and prior to such Interest Payment Date, interest on such Securities will instead be paid upon presentation and surrender of such Securities as provided in the Indenture. The principal of and the interest on the Securities shall be payable in the coin or currency of the United States of America that at the time is legal tender for public and private debt, at the office or agency of the Company maintained for that purpose in accordance with the Indenture.

3. Paying Agent and Registrar. Initially, The Bank of New York Mellon Trust Company, N.A., the Trustee, will act as paying agent and Security Registrar. The Company may change or appoint any paying agent or Security Registrar without notice to any Securityholder. The Company or any of their Subsidiaries may act in any such capacity.

4. Indenture. The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (“TIA”) as in effect on the date the Indenture is qualified. The Securities are subject to all such terms, and Securityholders are referred to the Indenture and TIA for a statement of such terms. In the event of a conflict between the terms of the Securities and the terms of the Indenture, the terms of the Indenture shall prevail. The Securities are unsecured general obligations of the Company and constitute the series designated on the face hereof as the “5.30% Senior Notes due 2044”, initially limited to $400,000,000 in aggregate principal amount. The Company will furnish to any Securityholder upon written request and without charge a copy of the Base Indenture and the Sixth Supplemental Indenture. Requests may be made to: Thermo Fisher Scientific Inc., 81 Wyman Street Waltham, Massachusetts, Attention: Seth H. Hoogasian.

5. Redemption. The Securities may be redeemed at the option of the Company prior to the maturity date, as provided in Section 1.3 of the Sixth Supplemental Indenture, and must be redeemed, under certain circumstances, on the Special Mandatory Redemption Date, as provided in Section 1.3A of the Sixth Supplemental Indenture.

The Company shall not be required to make sinking fund payments with respect to the Securities.

6. Change of Control Triggering Event. Upon the occurrence of a Change of Control Triggering Event, unless the Company has redeemed this Security or the Company has defeased this Security or satisfied and discharged this Security, the holder of this Security will have the right to require that the Company purchase all or a portion (such principal amount to be equal to $2,000 or any integral multiple of $1,000 in excess of $2,000), of this Security at a purchase price equal to 101% of the aggregate principal amount repurchased plus accrued and unpaid interest, if any, on the amount to be repurchased up to but excluding the date of purchase. Within 30 days following any Change of Control Triggering Event, the Company shall send, by first class mail, a notice to each Holder, in accordance with Section 1.4(1)(a) of the Sixth Supplemental Indenture, with a copy to the Trustee, which notice shall govern the terms of the Change of Control Offer.

7. Denominations, Transfer, Exchange. The Securities are in registered form without coupons in the denominations of $2,000 or any integral multiple of $1,000 in excess thereof. The transfer of Securities may be registered and Securities may be exchanged as provided in the Indenture. The Securities may be presented for exchange or for registration of transfer (duly endorsed or with the form of transfer endorsed thereon duly executed if so required by the Company or the Security Registrar) at the office of the Security Registrar or at the office of any transfer agent designated by the Company for such purpose. No service charge will be made for any registration of transfer or exchange, but a Securityholder may be required to pay any applicable taxes or other governmental charges. If the Securities are to be redeemed, the Company will not be required to: (i) issue, register the transfer of, or exchange any Security during a period beginning at the opening of business 15 days before the day of mailing of a notice of redemption of less than all of the outstanding Securities of the same series and ending at the close of business on the day of such mailing; (ii) register the transfer of or exchange any Security of any series or portions thereof selected for redemption, in whole or in part, except the unredeemed portion of any such Security being redeemed in part; nor (iii) register the transfer of or exchange of a Security of any series between the applicable record date and the next succeeding Interest Payment Date.

8. Persons Deemed Owners. The registered Securityholder may be treated as its owner for all purposes.

9. Repayment to the Company. Any funds or Governmental Obligations deposited with any paying agent or the Trustee, or then held by the Company, in trust for payment of principal of, premium, if any, or interest on the Securities of a particular series that are not applied but remain unclaimed by the holders of such Securities for at least one year after the date upon which the principal of, premium, if any, or interest on such Securities shall have respectively become due and payable, shall be repaid to the Company, as applicable, or (if then held by the Company) shall be discharged from such trust. After return to the Company, Holders entitled to the money or securities must look to the Company, as applicable, for payment as unsecured general creditors.

10. Amendments, Supplements and Waivers. The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of a majority in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

11. Defaults and Remedies. If an Event of Default with respect to the securities of a series issued pursuant to the Sixth Supplemental Indenture occurs and is continuing, the Trustee or the holders of at least 25% in aggregate principal amount of the Securities of such series then Outstanding, by notice in writing to the Company (and to the Trustee if notice is given by such holders), may declare the entire principal of, premium, if any, and accrued interest, if any, due and payable immediately. Subject to the terms of the Indenture, if an Event of Default under the Indenture shall occur and be continuing, the Trustee will be under no obligation to exercise any of its rights or powers under the Indenture at the request or direction of any of the holders, unless such holders have offered the Trustee indemnity satisfactory to it. Upon satisfaction of certain conditions set forth in the Indenture, the holders of a majority in principal amount of the Outstanding securities of a series issued pursuant to the Sixth Supplemental Indenture will have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, with respect to the securities of such series.

12. Trustee, Paying Agent and Security Registrar May Hold Securities. The Trustee, subject to certain limitations imposed by the TIA, or any paying agent or Security Registrar, in its individual or any other capacity, may become the owner or pledgee of Securities with the same rights it would have if it were not Trustee, paying agent or Security Registrar.

13. No Recourse Against Others. No recourse under or upon any obligation, covenant or agreement of the Indenture, or of any Security, or for any claim based thereon or otherwise in respect hereof or thereof, shall be had against any incorporator, stockholder, officer or director, past, present or future as such, of the Company or of any predecessor or successor corporation, either directly or through the Company or any such predecessor or successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that the Indenture and the obligations issued hereunder and thereunder are solely corporate obligations, and that no such personal liability whatever shall attach to, or is or shall be incurred by, the incorporators, stockholders, officers or directors as such, of the Company or of any predecessor or successor corporation, or any of them, because of the creation of the indebtedness authorized by the Indenture, or under or by reason of the obligations, covenants or agreements contained in the Indenture or in the Securities or implied therefrom; and that any and all such personal liability of every name and nature, either at common law or in equity or by constitution or statute, of, and any and all such rights and claims against, every such incorporator, stockholder, officer or director as such, because of the creation of the indebtedness authorized by the Indenture, or under or by reason of the obligations, covenants or agreements contained in the Indenture or in the Securities or implied therefrom, are hereby expressly waived and released as a condition of, and as a consideration for, the acceptance of the Securities.

14. Discharge of Indenture. The Indenture contains certain provisions pertaining to discharge and defeasance, which provisions shall for all purposes have the same effect as if set forth herein.

15. Authentication. This Security shall not be valid until the Trustee signs the certificate of authentication attached to the other side of this Security.

16. Additional Amounts. The Company is obligated to pay Other Additional Amounts on this Security to the extent provided in Section 10.03 of the Base Indenture.

17. Abbreviations. Customary abbreviations may be used in the name of a Securityholder or an assignee, such as: TEN COM(= tenants in common), TEN ENT (=tenants by the entireties), JT TEN(= joint tenants with right of survivorship and not as tenants in common), CUST (=Custodian), and U/G/M/A(= Uniform Gifts to Minors Act).

18. Governing Law. The Base Indenture, the Sixth Supplemental Indenture and this Security shall be deemed to be a contract made under the internal laws of the State of New York, and for all purposes shall be construed in accordance with the laws of said State.

ASSIGNMENT FORM

To assign this Security, fill in the form below: (I) or (we) assign and transfer this Security to

(Insert assignee’s soc. sec. or tax I.D. no.)

(Print or type assignee’s name, address and zip code)

and irrevocably appoint                                                                                                                                                                                agent to transfer this Security on the books of the Company. The agent may substitute another to act for him.

Date:

Your Signature
(Sign exactly as your name appears on the face of this Security)

Signature Guarantee:

A-1

OPTION OF HOLDER TO ELECT PURCHASE

If you want to elect to have this Security purchased by the Company pursuant to Section 1.4(l) of the Sixth Supplemental Indenture, check the box:

☐	1.4(l) Change of Control Triggering Event

If you want to elect to have only part of this Security purchased by the Company pursuant to Section 1.4(l) of the Sixth Supplemental Indenture, state the amount: $

Date:	Your signature:
(Sign exactly as your name appears on the face of this Security)

Tax I.D. Number:

Signature Guarantee:

(Signature must be guaranteed by a

participant in a recognized signature

guarantee medallion program)

A-2